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                                      -6-

                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.














                 [THIS SPACE IS INTENTIONALLY LEFT BLANK]

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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2

                                                         FROM      JULY 15, 1997

                                                         TO        AUG. 15, 1997

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
                                                                                 FIXED RATE      VARIABLE RATE
                                                             TOTAL                 GROUP             GROUP
                                                             -----               ----------      -------------
(i)       AVAILABLE PAYMENT AMOUNT                        10,950,175.02         6,610,739.79      4,339,435.23
           Portions subject to bankrupty                           0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)         62,865,125.51
          CLASS A-2 PRINCIPAL BALANCE (Beginning)         30,998,828.03
          CLASS A-3 PRINCIPAL BALANCE (Beginning)         78,535,000.00
          CLASS A-4 PRINCIPAL BALANCE (Beginning)         62,228,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)         86,789,000.00
          CLASS A-6 PRINCIPAL BALANCE (Beginning)         22,646,000.00
          CLASS A-7 PRINCIPAL BALANCE (Beginning)         72,769,000.00
          CLASS A-8 PRINCIPAL BALANCE (Beginning)         33,034,000.00
          CLASS A-9 PRINCIPAL BALANCE (Beginning)         50,300,000.00
          CLASS A-10 PRINCIPAL BALANCE (Beginning)       183,330,708.67
          POOL PRINCIPAL BALANCE (Beginning)             683,495,662.21       500,164,953.54    183,330,708.67

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS                           105                   69                36
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING         6,309,345.37         3,153,171.39      3,156,173.98

(iv)      AMOUNT OF CURTAILMENTS RECEIVED                    222,532.60           100,645.37        121,887.23

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
          MONTHLY PAYMENTS RECEIVED                          720,275.30           606,847.81        113,427.49

(vi)      INTEREST RECEIVED ON MORTGAGES                   4,977,714.98         3,951,139.35      1,026,575.63

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(vii)     AGGREGATE ADVANCES                                           4,450,141.94      3,397,219.49      1,052,922.45

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
            MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                            123                95                28
              PRINCIPAL BALANCE                                        6,918,739.15      4,115,998.45      2,802,740.70
              % OF PRINCIPAL                                              1.020000%         8.300000%         1.560000%

            MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                             31                20                11
              PRINCIPAL BALANCE                                        1,866,322.89        928,497.09        937,825.80
              % OF PRINCIPAL                                              0.280000%         0.190000%         0.520000%

            MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                              1                 0                 1
              PRINCIPAL BALANCE                                           52,483.90              0.00         52,483.90
              % OF PRINCIPAL                                              0.010000%         0.000000%         0.030000%

       b. MORTGAGES IN BANKRUPTCY (TOTAL)
            NUMBER                                                               21                14                 7
            PRINCIPAL BALANCE                                          1,106,981.36        438,943.88        668,037.48
            % OF PRINCIPAL                                                0.160000%         0.090000%         0.370000%

       BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above)
            BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                              4                 3                 1
              PRINCIPAL BALANCE                                          242,974.21         51,856.50        191,117.71
              % OF PRINCIPAL                                                  0.04%             0.01%             0.11%

            BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                              1                 0                 1
              PRINCIPAL BALANCE                                           67,944.83              0.00         67,944.83
              % OF PRINCIPAL                                                  0.01%             0.00%             0.04%

            BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                              0                 0                 0
              PRINCIPAL BALANCE                                                0.00              0.00              0.00
              % OF PRINCIPAL                                                  0.00%             0.00%             0.00%

       c. MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER                                                                0                 0                 0
            PRINCIPAL BALANCE                                                  0.00              0.00              0.00
            % OF PRINCIPAL                                                0.000000%         0.000000%         0.000000%

          FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above)
            FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:

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            NUMBER                                                                0                 0                 0
            PRINCIPAL BALANCE                                                  0.00              0.00              0.00
            % OF PRINCIPAL                                                    0.00%             0.00%             0.00%

          FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                0                 0                 0
            PRINCIPAL BALANCE                                                  0.00              0.00              0.00
            % OF PRINCIPAL                                                    0.00%             0.00%             0.00%

          FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                0                 0                 0
            PRINCIPAL BALANCE                                                  0.00              0.00              0.00
            % OF PRINCIPAL                                                    0.00%             0.00%             0.00%

       d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii) a. above):
            NUMBER
            PRINCIPAL BALANCE
            % OF PRINCIPAL

       e. MORTGAGE LOAN LOSSES                                                 0.00              0.00              0.00

(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE                          60,072,989.50
          ENDING CLASS A-2 PRINCIPAL BALANCE                          29,930,299.47
          ENDING CLASS A-3 PRINCIPAL BALANCE                          78,535,000.00
          ENDING CLASS A-4 PRINCIPAL BALANCE                          62,228,000.00
          ENDING CLASS A-5 PRINCIPAL BALANCE                          86,789,000.00
          ENDING CLASS A-6 PRINCIPAL BALANCE                          22,646,000.00
          ENDING CLASS A-7 PRINCIPAL BALANCE                          72,769,000.00
          ENDING CLASS A-8 PRINCIPAL BALANCE                          33,034,000.00
          ENDING CLASS A-9 PRINCIPAL BALANCE                          50,300,000.00
          ENDING CLASS A-10 PRINCIPAL BALANCE                        179,939,219.97

(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                  153.94941548      171.57958137      105.32229059
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE                      10.26788813%        10.878560%         8.583548%

(xi)      SERVICING FEES PAID                                            201,454.97        128,899.40         72,555.57
          SERVICING FEES ACCRUED                                         237,607.82        152,539.16         85,068.66

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                         0.00

(xiii)    POOL PRINCIPAL BALANCE (ENDING)                            676,243,508.94    496,304,288.97    179,939,219.97

(xiv)     RESERVED

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(xv)      REIMBURSABLE AMOUNTS:
            TO SERVICER                                                        0.00
            TO REPRESENTATIVE                                                  0.00
            TO DEPOSITORS                                                      0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                        13,200            11,188             2,012
          NUMBER OF MORTGAGES OUTSTANDING (END)                              13,095            11,119             1,976

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS             5,618,393.01      4,398,664.76      1,219,728.25

(xviii)   RESERVED

(xvix)    SUBORDINATED AMOUNT (REMAINING)                             75,776,708.08
          SPREAD ACCOUNT BALANCE (AFTER DISTRIBUTIONS)                 3,783.732.84
          CUMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                            0.00
          EXCESS SPREAD                                                 1,682,763.44     1,496,050.38        186,713.06

(xx)      AGGREGATE MORTGAGE LOAN LOSSES                                       0.00

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